UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2006

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry Into a Material Definitive Agreement.

At a meeting of the Company’s Board of Directors (the “Board”) of FreightCar America, Inc. (the “Company”) held on January 19, 2006, the Board adopted a form of Restricted Share Award Agreement to be used for annual awards of the Company’s common stock as restricted stock with a value of $25,000 to each of the Company’s independent directors as part of their annual compensation. The form of Restricted Share Award Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The form of Restricted Share Award Agreement provides for the grant of the Company’s restricted stock under the Company’s 2005 Long-Term Incentive Plan. The shares of restricted stock are fully vested and are not subject to risk of forfeiture.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1	Form of Restricted Share Award Agreement for the Company’s independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: January 27, 2006	By:	/s/ KEVIN P. BAGBY
	Name:	Kevin P. Bagby
	Title:	Vice President, Finance, Chief
Financial Officer, Treasurer and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Restricted Share Award Agreement for the Company’s independent directors.